UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 12, 2015

SKYLINE CORPORATION

(Exact name of registrant as specified in its charter)

Indiana	1-4714	35-1038277
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P. O. Box 743, 2520 By-Pass Road Elkhart, IN 46515

(Address of principal executive offices) (Zip Code)

(574) 294-6521

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Director, Richard E. Newsted, passed away unexpectedly on November 5, 2015. The Company has begun a process to fill the vacancy. A timetable has not yet been established.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

SKYLINE CORPORATION
Date: November 12, 2015
	By:	/s/ Jon S. Pilarski
Jon S. Pilarski
Chief Financial Officer